UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number           811-22533
Duff & Phelps Global Utility Income Fund Inc.
(Exact name of registrant as specified in charter)
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: 866-270-7598
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.
The Annual Report to Stockholders follows.
Duff & Phelps Global Utility Income Fund Inc. Annul Report October 31,2011

LETTER TO SHAREHOLDERS
December 15, 2011
Dear Fellow Shareholders:
At the close of the Fund’s fiscal year on October 31, 2011, the Fund had been in existence for slightly more than one full quarter, having launched its operations on July 29, 2011. We are pleased to present this first annual report, which indicates that, as of the end of October, the Fund is essentially fully invested and has followed the investment objectives and strategies described in its prospectus.
The period from July 29 through October 31 was a volatile one for equities across the globe. This instability seems very likely to continue through the end of 2011 and into the foreseeable future. In this environment, we believe that the Fund’s focus on income from equities in utility and midstream energy companies remains an attractive, lower volatility investment.
Performance Review: Consistent with its primary objective of current income, in August the Fund declared its first quarterly dividend of 35 cents per share of common stock. The 35-cent per share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 7.24% of the October 31, 2011, closing market price of $19.34 per share.
On a net asset value (NAV) basis, the Fund’s total return (distributions plus change in the net asset value of the portfolio) was 4.75% from inception on July 29 through the fiscal quarter ended October 31, 2011, outperforming the Composite benchmark, which had a total return of (0.37)%. The Composite is composed of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of (1.40)%, slightly below the (0.37)% return of the Composite. When the Fund’s total return is compared to the (2.47)% total return of the broader S&P 500 Index during this period, the defensive nature of the Fund’s investments becomes evident.
The table below compares the performance of the Fund to various market indices.
Total Returns*
July 29 – October 31, 2011

DPG Fund: Market Price	(1.40)%
DPG Fund: NAV	4.75
Composite Index	(0.37)
MSCI US Utilities Index	5.62
MSCI World ex US Utilities Index	(8.35)
MSCI World Telecom Services Index	(3.51)
Alerian MLP Index	4.57
S&P 500 Index	(2.47)

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, rebalanced quarterly to reflect the stock sector allocation of the Fund. Performance returns for the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index were obtained from MSCI Inc. and Alerian. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

Market and Fund Update: The period since the Fund’s inception has been characterized by very volatile markets. Early in August, a debt deal was struck in the United States, but the process leading to it did not alleviate the market’s concerns about U.S. policymaking or about Congress’ ability to achieve meaningful fiscal rebalancing going forward. Consequently, the U.S. government lost its AAA credit rating from Standard & Poor’s. Another major factor in the market’s volatility has been a renewed focus on the sovereign debt crisis in Europe.
The market also is being affected by the fear of a more severe global growth slowdown or the possible return to recession. Recent estimates indicate that real economic growth did, indeed, slow to 0.8% in the first half of 2011, before bouncing back to about 2% in the third quarter. Projections for the rest of 2011 and into 2012 suggest that while the U.S. economy is not expected to fall back into recession, the expansion is likely to continue at a pace that is slower than its long-term potential growth rate.
This last point — slow growth — is one that we took into account when we designed the Fund’s investment strategies. Given the defensive nature of the Fund’s holdings, we believe the Fund’s approach remains attractive over the long term in a world of slow growth where governments have less flexibility for additional fiscal and monetary stimulus.
Moreover, we believe that our major theme — yield — is as attractive as ever. The Fund’s cash distribution yield on October 31, 2011, was 7.24% in terms of market price and 7.15% in terms of NAV, which are attractive compared to the Composite yield of 5.50%. As well, the Fund’s cash distribution yield compares favorably to the 10-year Treasury yield, which has fluctuated around 2.0%, and the 2.14% yield on the S&P 500 at the end of October.
The Fund’s investments to date have followed what was described in the Fund’s prospectus. The sector and geographic allocations are shown in the pie charts later in this report. Geographically, slightly more than 40% of assets are invested internationally. The sector allocations of 41% in telecommunication services; 36% in electric, gas, and water; and 23% in oil & gas storage and transportation (i.e. midstream energy) are generally what was forecasted during the offering period of the Fund.
In the U.S., electric, gas, and water utilities have performed well relative to the broader market. Utility equity prices continue to benefit as investors search for yield and rotate to defensive sectors in response to the uncertain economic environment. Weather adjusted utility demand growth has been sluggish, reflecting the slow-growth economy as well as a secular trend of conservation. However, environmental mandates will continue to drive the need for equipment upgrades and new generation to take the place of old, “dirty” coal generation that will be taken out of service in coming years.
On the international side, electric, gas and water utilities have been more impacted by the ongoing economic uncertainty than in the United States. In continental Europe there are potential fiscal austerity measures that could impact the utility sector. In the U.K., the electric regulatory agency is in the midst of developing what we believe will be a constructive policy for the next planning period.
The telecommunications sector had varied performance across the globe over the past several months, but in each geographical region the sector displayed its defensive nature. The Fund’s telecommunications holdings are fairly well diversified, with investments in the United States, Europe and Australasia. Some companies derive roughly half their revenues or cash flows from outside their home continent.
As has been the case with electric, gas and water utilities, the stock prices of foreign telecommunications companies have been more affected than domestic telecommunications companies by the uncertainty surrounding the problems in the economies of Europe. In general, we are less concerned about the European telecommunications companies than we are about the European Union (“EU”) region’s general sovereign debt crisis, the difficulty the EU nations have in undertaking necessary reforms, and the resulting impact this could have on the region’s economies and currencies.
In Australia and New Zealand, we have seen the implementation of long-awaited, major regulatory changes. In the United States, the FCC’s Open Internet Order was finally published in the Federal Register, allowing a court challenge that immediately followed. The FCC also issued a long-awaited proposed rulemaking on subsidy and inter-carrier compensation payment changes. These are good reminders that, like politics, all regulation is local.
Energy Master Limited Partnerships (MLPs) outperformed the broader equity markets from July 29 to October 31. Continued low natural gas prices have had an adverse effect on natural gas storage margins, and the recent economic weakness has impacted pipeline volumes. However, Energy Information Administration data show an increase in year-over-year production of oil, natural gas and natural gas liquids (NGLs). Further, there continues to be solid activity in the midstream energy sector due to the shift to liquids-rich drilling.
The surge in drilling activity continues to create distribution bottlenecks and the need for additional infrastructure. As evidence, there have been announcements for a new pipeline to transport natural gas liquids from the Rockies, the Mid-Continent and Texas to the Gulf Coast NGL market. Merger and acquisition activity in midstream energy continues to be robust. On average, distribution growth is within the upper end of our assumed 5-6% range.
Board of Directors Meeting: At the regular November 2011 Board of Directors’ meeting, the Board declared a quarterly dividend of 35 cents per share to holders of record of Common Stock on December 15, 2011, with the dividend to be payable on December 30, 2011.
The Fund expects that portions of the distribution are attributable to both net investment income and return of capital due to investments in master limited partnerships. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis.
For tax reporting purposes the actual amounts and sources of cash distributions will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:
•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.

•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.

•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.

•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of October 31, 2011, the Fund’s leverage consisted of $260 million of debt, which represented approximately 26% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.
Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.
We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2011

		Value
Shares	Description	(Note 2)
COMMON STOCKS & MLP INTERESTS—128.9%
	▀ ELECTRIC, GAS AND WATER—46.2%
1,594,000	Duke Energy Corp.(a)	$32,549,480
439,000	Entergy Corp. (a)	30,365,630
663,000	FirstEnergy Corp. (a)	29,808,480
1,384,000	GDF Suez (France)	39,287,062
587,000	Integrys Energy Group, Inc.	31,058,170
2,787,000	National Grid plc (United Kingdom)	27,671,482
1,570,000	Pepco Holdings, Inc.	31,086,000
1,045,000	PPL Corp. (a)	30,691,650
1,362,000	Scottish & Southern Energy plc (United Kingdom)	29,433,023
3,045,000	United Utilities Group plc (United Kingdom)	29,694,540
1,136,000	Westar Energy, Inc.	30,967,360

		342,612,877

	▀ OIL & GAS STORAGE AND TRANSPORTATION—29.2%
21,406	APA Group (Australia)	98,135
602,139	Boardwalk Pipeline Partners LP	17,209,133
414,200	Buckeye Partners LP	27,979,210
238,270	Copano Energy LLC	7,703,269
189,684	DCP Midstream Partners LP	8,334,715
825,861	Enbridge Energy Partners LP	25,139,209
457,000	Energy Transfer Partners LP	21,351,040
649,900	Enterprise Products Partners LP	29,135,017
293,000	Kinder Morgan Energy Partners LP	22,265,070
595,465	Targa Resources Partners LP	21,377,193
353,834	TC Pipelines LP	16,120,677
289,670	Teekay LNG Partners LP (Marshall Islands)	10,167,417
384,919	Teekay Offshore Partners LP (Marshall Islands)	10,154,163

		217,034,248

	▀ TELECOMMUNICATIONS—53.5%
930,000	AT&T, Inc.	27,258,300
1,080,000	CenturyLink, Inc.	38,080,800
2,254,000	France Telecom S.A. (France)	40,669,932
4,870,000	Frontier Communications Corp.	30,486,200
2,590,000	Koninklijke KPN N.V. (Netherlands)	34,031,604
16,500,000	Singapore Telecommunications Ltd. (Singapore)	41,946,924
2,302,150	Telefonica S.A. (Spain)	48,992,759
13,793,000	Telstra Corp., Ltd. (Australia)	45,062,812
17,990,000	Vodafone Group plc (United Kingdom)	49,998,738
3,340,000	Windstream Corp.	40,647,800

		397,175,869

	Total Common Stocks & MLP Interests (Cost $933,751,298)	956,822,994

	TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—128.9% (Cost $933,751,298)	$956,822,994

Contracts
WRITTEN OPTIONS—(0.1)%
	▀ CALL OPTIONS—(0.1)%
15,940	Duke Energy Expiration 11/19/11	$(318,800)
1,812	Entergy Corp. Expiration 11/19/11	(81,540)
6,630	FirstEnergy Expiration 1/21/12	(298,350)
10,450	PPL Corp. Expiration 11/19/11	(209,000)

	Total Written Options (Premiums Received $1,318,909)	(907,690)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(CONTINUED)
October 31, 2011

Value
Description	(Note 2)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS —128.8% (Cost $932,432,389)	$955,915,304

Cash—6.0%	44,898,299
Borrowings—(35.0)%	(260,000,000)
Other assets in excess of other liabilities—0.2%	1,226,520

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$742,040,123

(a)	All or a portion segregated for written options under an escrow receipt.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
Notes:
The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s investments at October 31, 2011.

	Level 1	Level 2	Total
Investments in Securities:
Common Stocks & MLP Interests	$956,822,994	$—	$956,822,994
Written Options	(588,890)	(318,800)	(907,690)

Total Investments	$956,234,104	$(318,800)	$955,915,304

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the period ended October 31, 2011.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
October 31, 2011
FUND INDUSTRY SECTORS*

FUND COUNTRY WEIGHTING*	FUND CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock and include securities pledged as collateral under the Fund’s credit agreement.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

ASSETS:
Investments at value (cost $933,751,298)	$956,822,994
Cash	44,898,299
Receivables:
Dividends	2,269,111
Reclaims	188,633
Prepaid expenses	3,306

Total assets	1,004,182,343

LIABILITIES:
Borrowings (Note 8)	260,000,000
Written call options at value (premiums received $1,318,909) (Note 5)	907,690
Payable for securities purchased	18,023
Investment advisory fee (Note 3)	616,531
Administrative fee (Note 3)	60,122
Interest payable on line of credit	321,800
Accrued expenses	218,054

Total liabilities	262,142,220

NET ASSETS APPLICABLE TO COMMON STOCK	$742,040,123

CAPITAL:
Common stock ($0.001 par value; 600,000,000 shares authorized and 37,874,617 shares issued and outstanding)	$37,875
Additional paid-in capital	717,972,891
Undistributed net investment income	547,604
Net unrealized appreciation on investments, foreign currency translation and written options	23,481,753

Net assets applicable to common stock	$742,040,123

NET ASSET VALUE PER SHARE	$19.59

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF OPERATIONS
For the period ended October 31, 2011(1)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $284,692)	$12,429,934
Interest	128

Total investment income	12,430,062

EXPENSES:
Investment advisory fees (Note 3)	2,233,794
Administrative fees (Note 3)	178,859
Interest expense and fees (Note 8)	575,527
Professional fees	140,478
Accounting fees	52,657
Directors’ fees	51,925
Reports to shareholders	27,308
Registration fees	11,454
Custodian fees	10,091
Transfer agent fees	1,995
Other expenses	11,816

Total expenses	3,295,904
Less expenses reimbursed by investment adviser (Note 3)	(558,448)

Net expenses	2,737,456

Net investment income	9,692,606

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on foreign currency transactions	(106,413)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	23,070,534
Net change in unrealized appreciation (depreciation) on written options	411,219

Net realized and unrealized gain	23,375,340

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$33,067,946

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
For the period ended October 31, 2011(1)

FROM OPERATIONS:
Net investment income	$9,692,606
Net realized gain (loss)	(106,413)
Net change in unrealized appreciation (depreciation)	23,481,753

Net increase in net assets applicable to common stock resulting from operations	33,067,946

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From net investment income (Note 6)	(9,038,589)
From return of capital (Note 6)	(4,161,661)

Decrease in net assets from distributions to shareholders	(13,200,250)

FROM CAPITAL STOCK TRANSACTIONS:
Proceeds from initial public offering of 37,710,000 shares	720,261,000
Shares issued to common stockholders from dividend reinvestment of 159,617 shares	2,855,548
Offering costs	(1,044,121)

Net increase in net assets derived from capital share transactions	722,072,427

Total increase in net assets	741,940,123

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK
Beginning of period (Note 1)	100,000

End of period (including undistributed net investment income of $547,604)	$742,040,123

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the period ended October 31, 2011(1)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$9,971,029
Interest received	128
Interest paid on borrowings	(318,538)
Expenses paid	(1,276,048)
Purchase of investment securities	(933,733,275)
Premiums received for call options written	1,318,909
Net realized loss from foreign currency transactions	(106,413)

Net cash used in operating activities		$(924,144,208)
Cash flows provided by (used in) financing activities:
Proceeds from initial public offering of common stock	720,261,000
Offering costs paid	(973,791)
Distributions paid net of dividend reinvestment	(10,344,702)
Proceeds from borrowings	260,000,000

Net cash provided by financing activities		968,942,507

Net increase in cash and cash equivalents		44,798,299
Cash and cash equivalents—beginning of period		100,000

Cash and cash equivalents—end of period		$44,898,299

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$33,067,946
Purchase of investment securities	(933,751,298)
Increase in purchases payable	18,023
Premiums received for call options written	1,318,909
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	(23,070,534)
Net change in unrealized (appreciation) depreciation on written options	(411,219)
Increase in dividends receivable	(2,269,111)
Increase in reclaims receivable (value $188,633)	(189,794)
Increase in interest payable	321,800
Increase in expense payables	821,070

Total adjustments		(957,212,154)

Net cash used in operating activities		$(924,144,208)

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
FINANCIAL HIGHLIGHTS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the period ended October 31, 2011(1) (excluding supplemental data provided below):

PER SHARE DATA:
Net asset value:
Beginning of period	$19.07	(2)

Net investment income(3)	0.27
Net realized and unrealized gain (loss)	0.60

Net increase (decrease) from investment operations applicable to common stock	0.87

Dividends on common stock from net investment income	(0.24)
Return of capital	(0.11)

Total distributions	(0.35)

Net asset value:
End of period	$19.59

Per share market value:
End of period	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses	1.52	%(6)
Net operating expenses, without leverage	1.20	%(6)
Gross operating expenses	1.83	%(6)
Net investment income	5.39	%(6)

SUPPLEMENTAL DATA:
Total investment return on market value(4)	(1.40	)%(7)
Net asset value total return(5)	4.75	%(7)
Portfolio turnover rate	0	%(7)
Asset coverage ratio on borrowings, end of period	385%
Net assets applicable to common stock, end of period (000’s omitted)	$742,040

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.

(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.

(3)	Based on average number of shares of common stock outstanding.

(4)	Total investment return assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(5)	Net asset value total return assumes a purchase of common stock at the net asset value on the first business day and a sale at the closing net asset value on the last business day of the period shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(6)	Annualized

(7)	Not annualized
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2011
Note 1. Organization
Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to commencement of operations, the Fund had no operations other than those related to organizational matters and the initial contribution of $100,000 (5,000 shares) by Virtus Partners, Inc. The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ National List (“NASDAQ”) are valued at the last reported sale price by using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the closing bid price as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. Exchange traded options are valued at closing settlement prices and are classified as Level 1. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are generally classified as Level 2.
     Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3.
B. Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.
     The Fund invests in Master Limited Partnerships (“MLPs”) which make distributions that are primarily tax deferred. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2011
C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.
D. Dividends and Distributions: The Fund has initiated quarterly distributions to common shareholders from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
E. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F. Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) from options written” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2011
G. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Note 3. Investment Advisory Fees and Related Party Transactions
A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%
B. Administrator: The Fund has an Administration Agreement with VP Distributors, LLC, also an indirect, wholly-owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the fiscal period ended October 31, 2011, were $51,925.
D. Affiliated Shareholders: At October 31, 2011, Virtus Partners, Inc. held 5,098 shares of the Fund, which represent 0.01% of shares of common stock outstanding. These shares may be sold at any time.
Note 4. Investment Transactions
Purchases and sales of securities sold (excluding short term investments) during the period ended October 31, 2011 were as follows:

Purchases	$933,751,298
Proceeds from securities sold	0

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2011
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above. During the period ended October 31, 2011, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.
The Fund had transactions in options written during the period ended October 31, 2011 as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	$—
Options written	34,832	1,318,909

Options outstanding at October 31, 2011	34,832	$1,318,909

The average notional amount of call options written during the period ended October 31, 2011, was $(317,591). The average notional amount is calculated based on the outstanding notional amount at the beginning of the period and at the end of the period.
At October 31, 2011, a liability derivative for the amount of $907,690 is shown under “Written call options at value” on the Statement of Assets and Liabilities.
For the period ended October 31, 2011, an amount of $411,219 is included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations.
All written options have a primary risk exposure of Equity Price associated with it.
Note 6. Distributions and Tax Information
At October 31, 2011, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal	Unrealized	Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Investments	$933,203,694	$42,713,046	$(19,093,746)	$23,619,300
Written options	(1,318,909)	427,165	(15,946)	411,219

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2011
The tax character of distributions paid during the period ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary income	$9,038,589
Return of capital	4,161,661

Total distributions	$13,200,250

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:
Undistributed net ordinary income	$0
Unrealized net appreciation (depreciation)	24,030,519

$24,030,519

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. For period ended October 31, 2011, the Fund has no capital gains or losses.
Note 7. Reclassification of Capital Accounts
Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
At October 31, 2011, the following reclassifications were recorded:

	Accumulated net realized	Undistributed
Paid-in Capital	gain (loss) on investments	net investment income
$—	$106,413	$(106,413)
The reclassifications primarily relate to foreign currency gain (loss). These reclassifications have no impact on the net asset value of the Fund.
Note 8. Borrowings
On August 24, 2011, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total commitment fees paid and accrued for the period ended October 31, 2011, were $22,667 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2011
converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the period ended October 31, 2011, the average daily borrowings under the Agreement and the weighted daily average interest rate were $184,166,667 and 1.13%, respectively. At October 31, 2011, the amount of such outstanding borrowings was as follows:

Outstanding	Interest
Borrowings	Rate
$130,000,000	1.10%
$130,000,000	1.17%
Note 9. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.
Note 10. Recent Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.
Note 11. Subsequent Events
On November 3, 2011, the Fund announced a dividend of $0.35 per share of common stock payable on December 30, 2011 to common shareholders of record on December 15, 2011.
The Fund has agreed to a temporary moratorium on new borrowings under the Credit Agreement until January 31, 2012, while certain terms relating to the Fund’s writing of covered call options are negotiated with the Bank.
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, other than the events described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Directors of
Duff & Phelps Global Utility Income Fund Inc.:
We have audited the accompanying statement of assets and liabilities of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2011, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Global Utility Income Fund Inc. at October 31, 2011, and the results of its operations, changes in its net assets, cash flows and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 15, 2011

TAX INFORMATION (Unaudited)
For the period ended October 31, 2011, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders, and long-term capital gains dividends (“LTCG”) ($ reported in thousands). The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	62%	$0
AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)
All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.
The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.
Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:
1.	If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.
2.	If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.
The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.
The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.
The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.
Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.
A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:
1.	such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or

2.	if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.
The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.
These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.
All correspondence concerning the plan should be directed to the plan administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpgfund.com to view a copy of the plan in its entirety or contact us at (866) 270-7598.

ADDITIONAL INFORMATION (Unaudited)
Since July 26, 2011, the date of the Fund’s initial prospectus: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.
INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)
The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.
SHAREHOLDER ACTION IN LIEU OF ANNUAL MEETING (Unaudited)
The Fund did not hold an annual meeting of shareholders in 2011, but in lieu thereof Virtus Partners, Inc., which was the Fund’s sole shareholder prior to the Fund’s initial public offering, acted by written consent on June 22, 2011 to approve the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co. and to divide the Fund’s board of directors into three classes, with directors serving for staggered three-year terms (please see the table later in this report for the term assigned to each director).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Under Section 15 of the 1940 Act, the terms of a fund’s investment advisory agreement must be initially approved by the board of directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement (the “Independent Directors”), and also by the vote of a majority of the fund’s outstanding voting securities. Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Fund’s board of directors (the “Board”) has a Contracts Committee (the “Committee”), composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, reviews the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with the Adviser. In the course of that review, the members of the Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser pursuant to Section 15(c) of the 1940 Act. In arriving at its recommendation that the investment advisory agreement was in the best interests of the Fund and its shareholders, the Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services to be provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee took into account the quality of services provided by the Adviser to the other three closed-end funds advised by the Adviser and also considered the investment experience and length of service of the individual portfolio managers who would provide services to the Fund. The Committee noted the various complexities that would be involved in the operations of the Fund, including the significant percentage of assets that would be invested in countries outside the United States, the use of leverage in the form of borrowings under a credit facility and the use of covered call options as an investment technique. The Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Committee concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Committee noted that the Fund did not have a history of investment performance since it was still in process of formation, but concluded that the performance of the three other closed-end funds advised by the Adviser provided evidence of the Adviser’s capabilities in managing the assets of those funds despite an unprecedented disruption of the credit and capital markets during recent years.
Costs of services and profits realized. The Committee considered the reasonableness of the compensation to be paid to the Adviser, in both absolute and comparative terms, and also the profits to be realized by the Adviser and its affiliates from its relationship with the Fund. The Committee compared the proposed investment advisory fee to the advisory fees paid by similar funds. The Committee also considered the Adviser’s willingness to agree contractually to reimburse the Fund for certain expenses – in effect offsetting a portion of the advisory fee – during the first six years of the Fund’s operations (see Note 3 to Financial Statements above). In addition, the Adviser furnished the Committee with copies of its financial statements. In reviewing those financial statements, the

Committee examined the expected profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract would be within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the proposed investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Committee considered whether the Fund would appropriately benefit from any economies of scale. The Committee concluded that currently the Fund was not projected to be sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee noted if the Fund’s assets exceeded $1 billion, then the Committee would expect the Adviser to agree upon an appropriate fee reduction for assets over $1 billion.
Comparison with other advisory contracts. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee noted that the services provided by the Adviser to the Fund were significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and NewYork Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base, (6) manage the use of financial leverage and (7) respond to unanticipated issues. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.
Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.
Conclusions. The Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the proposed advisory fee structure was fair and reasonable, and recommended the approval of the proposed investment advisory agreement as being in the best interests of the Fund and its shareholders. On May 12, 2011, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including all of the Independent Directors, accepted the Committee’s recommendation and approved the Fund’s investment advisory agreement for an initial two year-term ending April 30, 2013. The Board then recommended the proposed investment advisory agreement for approval by the Fund’s initial shareholder, Virtus Partners, Inc., which granted such approval on June 22, 2011.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)
Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”). The addresses for all directors are c/o Duff & Phelps Investment Managment Co., 200 South Wacker Drive, Suite 500, Chicago, IL 60606. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.
Directors of the Fund (Unaudited)

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by the Director
and Age	Fund	Time Served	During Past 5 Years	Director	During Past 5 Years
Independent Directors

Stewart E. Connor Age: 70	Director	Term expires 2012; Director since May 2011	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000–2004, Managing Partner 1988–2000)	4

Robert J. Genetski Age: 68	Director	Term expires 2013; Director since May 2011	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books; regular contributor to the Nikkei Financial Daily	4	Director, Midwest Banc Holdings, Inc. 2005–2010

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by the Director
and Age	Fund	Time Served	During Past 5 Years	Director	During Past 5 Years
Nancy Lampton Age: 69	Director and Vice Chairperson of the Board	Term expires 2012; Director since May 2011	Vice Chairperson of the Board of DNP since February 2006, DTF and DUC since May 2007 and DPG since May 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, CanAlaska Uranium Ltd.

Philip R. McLoughlin Age: 65	Director	Term expires 2013; Director since May 2011	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010; Private investor 2004–2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”) 2002–2004; Chief Executive Officer of PXP, 1995–2002 (Chairman 1997–2002, Director 1995–2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000–2002	58	Chairman of the Board, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1999–2009

Geraldine M. McNamara Age: 60	Director	Term expires 2014; Director since May 2011	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982–July 2006	49

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by the Director
and Age	Fund	Time Served	During Past 5 Years	Director	During Past 5 Years
Eileen A. Moran Age: 57	Director	Term expires 2012; Director since May 2011	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–April 2011	4

Christian H. Poindexter Age 73	Director	Term expires 2014; Director since May 2011	Retired Executive, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999–July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999–October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer. January 1993–July 2000; President, March 1998-October 2000; Director, 1988–2003)	4	Director, The Baltimore Life Insurance Company (1998–November 2011

Carl F. Pollard Age: 73	Director	Term expires 2014; Director since May 2011	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001– June 2011(Director 1985– June 2011)

Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by the Director
and Age	Fund	Time Served	During Past 5 Years	Director	During Past 5 Years
David J. Vitale Age: 65	Director and Chairman of the Board	Term expires 2012; Director since May 2011	Chairman of the Board of DNP, DTF and DUC since May 2009 and DPG since May 2011; Executive Chairman, Urban Partnership Bank since August 2010; Private investor, January 2009–August 2010; Senior Advisor to the CEO, Chicago Public Schools, April 2007–December 2008; (Chief Administrative Officer, Chicago Public Schools, April 2003–April 2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001–November 2002; Vice Chairman and Director, Bank One Corporation, 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993–1998 (Director, 1992–1998; Executive Vice President, 1986–1993)	4	Director, UAL Corporation (airline holding company), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other Directorships
Name	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by the Director
and Age	Fund	Time Served	During Past 5 Years	Director	During Past 5 Years
Interested Director

Nathan I. Partain, CFA Age: 55	Director	Term expires 2013; Director since March 2011	President and Chief Executive Officer of the Fund since March 2011. President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President, 1997–2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1988; Executive Vice President, April 1998–February 2001; Senior Vice President, January 1997–April 1998); President and Chief Executive Officer of DTF and DUC since 2004; Director of Utility Research, Duff & Phelps Investment Research Co., 1989–1996 (Director of Equity Research, 1993–1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified investments in the electric, plastics, manufacturing, health services, and other business opera- tions sectors)
The Fund’s Statement of Additional Information includes additional information about the Fund’s directors and is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Officers of the Fund (Unaudited)
The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below.

Name,	Position(s) Held with Fund
Address	and Length of	Principal Occupation(s)
and Age	Time Served	During Past 5 Years
T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 61	Secretary and Senior Vice President since March 2011	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993—2008, Vice President 1987—1993)

Deborah A. Jansen, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Chief Investment Officer since March 2011	Senior Vice President of the Adviser since 2001; Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996-2000 (Vice President, Principal and Economist 1987-1995)

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 52	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since March 2011	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Member of Board of Governors of CFA Institute since 2008 (Currently serves as Vice Chairman of the Board); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 57	Chief Compliance Officer since March 2011	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer, 2002—2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC, 2001—2002

W. Patrick Bradley Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 39	Vice President and Assistant Treasurer since August 2011	Senior Vice President, Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (f/k/a Phoenix Investment Partners, Inc.) since 2009 (Vice President, Fund Administration 2007—2009; Second Vice President, Fund Control & Tax 2004—2006); Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer, Virtus Variable Insurance Trust since 2006 (Assistant Treasurer 2004—2006); Chief Financial Officer and Treasurer, certain funds within the Virtus Mutual Funds Family (f/k/a Phoenix Mutual Fund Family) since 2005 (Assistant Treasurer 2004—2006)

Name,	Position(s) Held with Fund
Address	and Length of	Principal Occupation(s)
and Age	Time Served	During Past 5 Years
Kevin J. Carr Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 57	Vice President and Assistant Secretary since August 2011	Senior Vice President, Legal and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2008; Vice President and Counsel, Phoenix Life Insurance Company 2005—2008; Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company, January 2005—May 2005; Assistant General Counsel and certain other positions, The Hartford Financial Services Group, 1995—2005

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 53	Vice President and Assistant Treasurer since August 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (f/k/a Phoenix Investment Partners, Inc.) since 2008; Assistant Vice President, Phoenix Equity Planning Corporation, 1995—2008; Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (f/k/a Phoenix Edge Series Fund) since 1995

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Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Secretary and Senior Vice President

DEBORAH A. JANSEN, CFA
Chief Investment Officer

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

W. PATRICK BRADLEY
Vice President and Assistant Treasurer

KEVIN J. CARR
Vice President and Assistant Secretary

JACQUELINE M. PORTER
Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DPG

Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10005-2588

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.
The text of the Code of Ethics is posted on the registrant’s web site at www.dpgfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that two members of its audit committee (the “Audit Committee”), Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
The following table sets forth the aggregate audit and non-audit fees billed to the registrant for the fiscal year ended October 31, 2011 for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

Fiscal year ended
October 31, 2011
Audit Fees (1)	$37,500
Audit-Related Fees (2)(6)	0
Tax Fees (3)(6)	0
All Other Fees (4)(6)	8,500
Aggregate Non-Audit Fees (5)(6)	8,500

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements. In the current fiscal year, such services consisted of $30,000 for the audit of the registrant’s annual financial statements and $7,500 for the audit of interim financial statements in connection with the registrant’s initial public offering (“IPO”).

(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In the current fiscal year, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” During the current fiscal year, such services consisted of $8,500 relating to the Independent Auditor’s review of the registration statement and issuance of a standard comfort letter to the underwriters in connection with the IPO.

(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”).

(6)	No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.
Each engagement of the Independent Auditor to render audit or non-audit services to the registrant is either (i) pre-approved by the Audit Committee or its chairman (to whom the Audit Committee has delegated the authority to grant such pre-approvals between scheduled meetings of the Audit Committee), or (ii) entered into pursuant to pre-approval policies and procedures established by the Audit Committee. A copy of the Audit Committee’s pre-approval policies and procedures is set forth below. The Audit Committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. In deciding whether to grant pre-approval for such non-audit services, the Audit Committee or its chairman, as the case may be, has considered whether the provision of such non-audit services is compatible with maintaining the independence of the Independent Auditor.
DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
May 12, 2011 and August 11, 2011
I.      Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) is responsible for the appointment,

compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.
The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser (the “Adviser”) and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.
The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).
The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.
The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.
II.	Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.
III.	Audit Services
The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.
IV.	Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.
The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.
V.	Tax Services
The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.
VI.	All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
VII.	Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit

Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).
VIII.	Procedures
All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.
Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.
IX.	Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for Fiscal Year Ending in 2011
Dated: May 12, 2011 and amended August 11, 2011

		Fund		Affiliates(2)
1.	Services required under generally accepted auditing standards to perform the audit of the interim financial statements of the Fund in connection with the initial public offering (“IPO”)	$6,000	(3)	N/A

2.	Review of the IPO registration statement, issuance of related consents and assistance in responding to SEC comment letters	$2,500	(3)	N/A

3.	Issuance of standard comfort letter to the IPO underwriters	$7,500	(3)	N/A

4.	Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$30,000	(4)	N/A

5.	Reading of the Form N-Q for the quarter ending July 31, 2011	(5)		N/A

6.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(5)		N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on May 12, 2011, at the time of the initial engagement of the Independent Auditor to provide services in connection with the IPO.

(4)	This fee was pre-approved on August 11, 2011 in connection with the finalization and signing of the 2011 engagement letter, and thereby became part of this Pre-Approval Policy.

(5)	Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 4 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in Appendix A and a (3) in Appendix B may not exceed 10% of the fee approved for item 4 of this Appendix A.

Appendix B
Pre-Approved Audit-Related Services for Fiscal Year Ending in 2011
Dated: May 12, 2011 and amended August 11, 2011

		Fund	Affiliates(2)
1.	Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A

2.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A

3.	General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 4 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in Appendix A and a (3) in Appendix B may not exceed 10% of the fee approved for item 4 of Appendix A.

Appendix C
Pre-Approved Tax Services for Fiscal Year Ending in 2011
Dated: August 11, 2011

Service	Range of Fees (1)
	Fund		Affiliates(2)
1. Preparation of federal tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$3,000	(3)	N/A

2. Preparation of state tax returns	$700 — $1,000	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	$5,500	(3)(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments		(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on August 11, 2011 in connection with the finalization and signing of the 2011 engagement letter, and thereby became part of this Pre-Approval Policy.

(4)	This is a global fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

(5)	Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D
Pre-Approved “All Other” Services for Fiscal Year Ending in 2011
Dated: August 11, 2011

Service	Range of Fees (1)
	Fund	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E
Prohibited Non-Audit Services
■	Bookkeeping or other services related to the accounting records or financial statements of the audit client

■	Financial information systems design and implementation

■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

■	Actuarial services

■	Internal audit outsourcing services

■	Management functions

■	Human resources

■	Broker-dealer, investment adviser or investment banking services

■	Legal services

■	Expert services unrelated to the audit

Item 5. Audit Committee of Listed registrants.
The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.
Item 6. Investments.
A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.
DNP SELECT INCOME FUND INC.
DTF TAX-FREE INCOME INC.
DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
PROXY VOTING POLICIES AND PROCEDURES
Last Revised June 14, 2011
I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:
A. “Adviser” refers to Duff & Phelps Investment Management Co.
B. “Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.
C. “corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.
D. “Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.
E. “executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”
F. “Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G. “Investment Company Act” refers to the Investment Company Act of 1940, as amended.
H. “portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.
I. “proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.
J. “social issues” refers to social, political and environmental issues.
K. “takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.
II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.
A. The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.
C. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
D. In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.
E. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.
F. In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.
G. The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.
IV.	Responsibilities of Delegates.
A. In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.
B. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.
C. In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.
D. No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.
V.	Conflicts of interest
A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.
B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C. The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.
VI.	Miscellaneous.
A. A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.
B. In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.
C. The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.
D. The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.
E. In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.
F. These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
In this Item, the term “Fund” refers to the registrant, Duff & Phelps Global Utility Income Fund Inc.
The Fund’s Portfolio Managers

The same team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser, has been responsible for the day-to-day management of the Fund’s portfolio since the Fund began making investments in July 2011. The members of that investment team and their respective areas of responsibility and expertise, as of October 31, 2011, are as follows:
Deborah A. Jansen, CFA, is Chief Investment Officer of the Fund. Ms. Jansen has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen concentrates her research on the global electric and natural gas industries and Ms. Jansen has final investment authority with respect to the Fund’s entire investment portfolio. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.
Eric J. Elvekrog, CFA, CPA, is a Portfolio Manager of the Fund and has been an Analyst for the Adviser since 1993. Mr. Elvekrog assists Ms. Jansen in leading the portfolio management team and is authorized to make investment decisions in her absence. He concentrates his research on the global telecommunications industries.
Charles J. Georgas, CFA, CIPM, Mr. Georgas serves as an analyst of the Fund and has been an analyst for the Adviser since 2008. Mr. Georgas covers master limited partnerships and is a member of the risk management and quantitative research unit for the Adviser’s equity and fixed income products. Prior to joining the Adviser, Mr. Georgas was a Senior Equity Analyst covering the consumer sector for Marquis Investment Research and Jackson Securities (2004-2008).
Other Accounts Managed by the Fund’s Portfolio Managers
The following table provides information as of October 31, 2011 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of October 31, 2011, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

			Other Pooled
	Registered Investment		Investment
Name of	Companies (1)		Vehicles (2)		Other Accounts (3)
Portfolio	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Deborah A. Jansen	1	$2,927	0	$0	0	$0
Eric J. Elvekrog	0	$0	0	$0	0	$0
Charles J. Georgas	0	$0	0	$0	0	$0

(1)	Registered Investment Companies include all mutual funds and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts,

institutional accounts, pension funds and collateralized bond obligations.
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts.
The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.
Compensation of the Fund’s Portfolio Managers
The following is a description of the compensation structure, as of October 31, 2011, of the Fund’s Portfolio Managers. The Portfolio Managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.
Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the MSCI US Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices reflecting the stock weightings of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. The intent is to discourage Portfolio Managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.
Incentive bonus compensation of the Fund’s Portfolio Managers is currently comprised of two main components:
First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. The total return component of the performance portion of

Portfolio Managers’ incentive bonus compensation is compared to a composite of the MSCI Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.
Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.
It is intentional that the performance portion of Portfolio Managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).
Other Benefits. Portfolio Managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.
Equity Ownership of Portfolio Managers
The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2011, by each of the portfolio managers identified above.

	Dollar Range of
Name of Portfolio Manager	Equity Securities in the Fund
Deborah A. Jansen	$10,001	-$ 50,000
Eric J. Elvekrog	$50,001	-$100,000
Charles J. Georgas	$1	-$ 10,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.
Item 10. Submission of Matters to a Vote of Security Holders.
No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented since the disclosure provided in the registrant’s statement of information dated July 26, 2011.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain Nathan I. Partain, President and Chief Executive Officer
Date January 6, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain Nathan I. Partain, President and Chief Executive Officer (principal executive officer)
Date January 6, 2012

By (Signature and Title)	/s/ Alan M. Meder Alan M. Meder, Treasurer and Assistant Secretary (principal financial officer)
Date January 6, 2012